NOTE 2- Significant accounting policies: g. Basis of consolidation (Policies)	12 Months Ended
Dec. 31, 2024
Policies
g. Basis of consolidation:

g.Basis of consolidation:

The Company controls an investee if and only if the Company has:

-Power over the investee (i.e. existing rights that give it the current ability to direct the relevant activities of the investee).

-Exposure, or rights, to variable returns from its involvement with the investee, and

-The ability to use its power over the investee to affect its returns.

Consolidation of a subsidiary begins when the Company obtains control over the subsidiary and ceases when the Company loses control over the subsidiary.

Profit or loss and each component of other comprehensive income (OCI) are attributed to the equity holders of the parent and to the non-controlling interests, even if this results in the non-controlling interests having a deficit balance. All intra-Company assets and liabilities, income, expenses and cash flows relating to transactions between members of the Company are eliminated in full consolidation.

A change in the ownership interest of a subsidiary, without a loss of control, is accounted for as an equity transaction. If the Company loses control over a subsidiary, it (i) derecognizes the assets (including goodwill) and liabilities of the subsidiary, the carrying amount of any non-controlling interests and the cumulative translation differences recorded in equity. (ii) Recognizes the consideration received at fair value, recognizes any investment retained at fair value of and recognizes any surplus or deficit in profit or loss. (iii) reclassifies the parent’s share of components previously recognized in OCI to profit or loss or retained earnings, as appropriate, as would be required if the Company had directly disposed of the related assets or liabilities.